Exhibit 99.1

Investor Presentation Second Quarter 2025

Forward Looking Statement Disclaimer and Basis of Presentation • Forward - looking statements are based on management’s knowledge and belief as of today and include information concerning Heritage Commerce Corp, the holding company (the “Company”) for Heritage Bank of Commerce (the “Bank”), possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward - looking statements are subject to risks and uncertainties. For a discussion of risk factors which could cause results to differ, please see the Company’s reports on Forms 10 - K and 10 - Q as filed with the Securities and Exchange Commission and the Company’s press releases. Readers should not place undue reliance on the forward - looking statements, which reflect management's view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward - looking statements to reflect subsequent events or circumstances. • Financial results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and prevailing practices in the banking industry. However, certain non - GAAP performance measures and ratios are used by management to evaluate and measure the Company’s performance. These measures include “adjusted” operating metrics that have been adjusted to exclude notable expenses incurred in the second quarter as well as other performance measures and ratios adjusted for notable items. Management believes these non - GAAP financial measures enhance comparability between periods and in some instances are common in the banking industry. These non - GAAP financial measures should be supplemental to primary GAAP financial measures and should not be read in isolation or relied upon as a substitute for primary GAAP financial measures. A reconciliation of GAAP to non - GAAP financial measures are also presented in the Appendix. 2

Overview of Heritage Commerce Bank 3 • Northern California’s premier relationship - focused business bank • Offering a wide range of tailored financial solutions including business loans, treasury management and online banking • Specialty businesses focused on HOAs, non - profits, SBA and factoring • Low - cost deposit base, well diversified loan portfolio, strong asset quality, and high levels of capital and liquidity • Strong management team with deep experience from “best - in - class” financial institutions • Well positioned to continue increasing market share, adding clients, and generating profitable growth

Heritage Commerce Corp Profile History: Heritage Bank of Commerce, recently celebrated its 30th anniversary as a community business bank headquartered in San Jose, California. The bank was founded in 1994. Relationship Banking: We offer a full range of banking using a consultative relationship banking approach. Customer Clientele: Small to medium-sized closely held businesses (and their principals and key employees) Professional organizations High net worth individuals Non-profits Specialty Expertise: Cash Management Construction Lending Corporate Finance/Asset-Based Lending Factoring Homeowner Association Services (HOA) Non-profit organizations, schools, and churches Small Business Administration (SBA) Lending Honors / Awards: Recognized on Forbes List of Worlds Best Banks 2024 Ranked 25th on SP Global Market Intelligences Top 50 list of bestperforming community banks 2024 In May 2024, Kroll Bond Rating Agency, LLC (KBRA) affirmed the Companys senior unsecured debt rating of BBB+, the subordinated debt rating of BBB, and the short-term debt rating of K2 Earned the Raymond James Community Bankers Cup for 2022-2024, which recognizes the top 10% of community bank in the nation based on profitability, operational efficiency and balance sheet metrics 4

Management Team Robertson Clay Jones President and Chief Executive Officer Chris Edmonds - Waters Executive Vice President Chief People & Culture Deborah K. Reuter Executive Vice President Chief Risk Officer & Corporate Secretary Janisha Sabnani Executive Vice President General Counsel Sachin Vaidya Executive Vice President Chief Information Officer Karol Watson Executive Vice President Branch Operations Tom Sa Executive Vice President Chief Operating Officer Glen E. Shu Executive Vice President President, Specialty Finance Group Dustin Warford Executive Vice President Chief Banking Officer Mr . Jones, Mr . Fonti, Ms . Reuter, Mr . Sa, and Ms . Sabnani are officers of the Company and the Bank 5 Seth Fonti Executive Vice President Chief Financial Officer Susan Just Executive Vice President Chief Credit Officer

Vibrant Economic Footprint 7 Market Share Branch Deposits Rank Institution Count (In millions) 1 Bank of America, NA 144 224,046 2 Wells Fargo Bank, NA 174 126,325 3 JPMorgan Chase Bank, NA 187 78,293 4 First-Citizens Bank & Trust 7 37,641 5 CitiBank, NA 87 28,338 15 Heritage Commerce Corp 17 4,463 Total for Market 1,131 601,657 Economic and Demographic data footnotes: (1) Source: U.S. Bureau of Economic Analysis. Data for the year ended December 31, 2023 (2) Source: U.S. Bureau of Economic Analysis. Data for the year ended December 31, 2023 (3) Source: California Employment Development Department GDP and Demographic Real Gross Domestic Product, By County, 2023 (1) Rank in State Rank in Nation Santa Clara 2 6 San Francisco 5 11 San Mateo 6 15 Alameda 7 19 Contra Costa 11 59 Per Capita Personal Income, By MSA, 2023 (2) Rank in Nation San Jose-Sunnyvale-Santa Clara 1 San Francisco-Oakland-Hayward 5 Employment Unemployment Rate, as of May 2025 (3) Santa Clara County 3.8% San Francisco County 3.6% San Mateo County 3.4% Alameda County 4.1% Contra Costa County 4.2% California State 5.3%

• Loans held - for - investment (“HFI”) were $3.5 billion at June 30, 2025, up $47.4 million or 1%. Loan yields increased 12 basis points on a linked quarter basis. • New securities purchases combined with maturities of low - yield Treasurys increased the securities portfolio yield by 24 basis points for the quarter • FTE net interest margin (1) of 3.54%, an increase from 3.39%, primarily on stronger loan yields which were up 12 basis points for the quarter • Total deposits of $4.6 billion, down $55.9 million, or 1%, increasing the Bank’s loan - to - deposit ratio to 76.4% from 74.5% • Credit quality was strong and improving with nonperforming loans at $6.2 million, or 0.17% of total loans, while the allowance for credit losses on loans to total loans was 1.38% at quarter - end • Liquidity and available lines of credit remain robust at $3.1 billion Second Quarter 2025 Adjusted Operating Highlights (1) This is a non - GAAP financial measure as defined and discussed under “Non - GAAP Financial Measures” in our second quarter 2025 press release. (2) Operating Highlights are non - GAAP financial measures and exclude pre - tax charges of $9.2 million related to the settlement of certain litigation matters and charges related to the planned closure of a Bank branch. 7 Adjusted Operating Highlights (2) $13.0 million Net income $18.6 million Pre-Provision Net Revenue $0.21 Diluted Earnings per Share 0.95% Return on Average Assets 9.92% Return on Avg. Tangible Common Equity

Diversified Loan Portfolio - June 30, 2025 Industrial , 23% (9% of loans) Retail , 31% (12% of Loans) Office , 28% (11% of loans) Mixed - Use, Special Purpose , 18% (7% of loans) Non - Owner Commercial Real Estate (“CRE”) Loans $1.4 Billion $492 M Commercial 14% $1,390 M CRE Non - Owner Occupied 39% $628 M CRE Owner Occupied 18% $149 M Land & Construction 4% $860 M Residential RE 24% $15 M Consumer and other 1% $3.5 Billion 8

Credit Quality at a Glance – June 30, 2025 x ACLL of $48.6 million represents 7.9x NPAs and 1.3x of Classified Assets x ACLL 1.38% of gross loans x NPAs totaled $6.2 million on 11 loans and 8 relationships x Classified assets totaled $37.5 million, or 0.69% of total assets x Only one Owner - Occupied CRE loan for $31,000 included in NPAs x No foreclosed assets on the balance sheet x No Shared National Credits (“SNCs”) or material purchased participations 6% Classified Assets / Tier 1 Capital & Allowance for Credit Losses on Loans (“ACLL”) 0.11% Nonperforming Assets ("NPAs") / Total Assets 0.02% Net Charge - offs / Average Loans For the Quarter 9

Credit Quality Key Trends ($ in thousands) 10 0 5,000 10,000 15,000 20,000 25,000 2020 2021 2022 2023 2024 2025Q2 Delinquent Loans Commercial Loans Consumer Loans Const Develop Loans Real Estate Loans 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 2020 2021 2022 2023 2024 2025Q2 Nonaccrual Loans Commercial Loans Consumer Loans Const Develop Loans Real Estate Loans A single construction relationship (2 loans totaling $4.2 million) is now 70% of nonaccruals. Management managed the balance of these loans down by $595,000 or 12% in the second quarter of 2025

Allowance for Credit Losses ACLL as of June 30, 2025 Total: $48.6M Percent of Loans: 1.38% Percent of NPAs: 790% Percent of Classified: 130% 11 6,030 7,158 7,667 6,312 6,178 27,575 25,451 33,994 33,722 31,347 0% 100% 200% 300% 400% 500% 600% 700% 800% 0 10,000 20,000 30,000 40,000 50,000 60,000 2Q2024 3Q2024 4Q2024 1Q2025 2Q2025 Allowance Coverage Trend Total nonperforming assets Other classified assets Allowance for credit losses on loans Allowance to nonperforming loans (right axis)

Total Deposits - June 30, 2025 • Total deposits were $4.6 billion, compared to $4.4 billion at June 30, 2024, an increase of 4% • Noninterest bearing deposits represent 25% of total deposits, compared to 27% a year ago • Deposit accounts numbered 23,231 at June 30, 2025, with an average balance of $199,000 Total Deposits: $4,627,334,000 * ICS is Client Reciprocal Insured Cash Sweep; CDARS = Client Reciprocal Certificate of Deposit Account Registry Service Demand, noninterest - bearing 25% Demand, interest - bearing 21% Savings and money market 28% ICS and CDARS * 21% Time 5% Total Cost of Deposits of 1.54% 12 Deposit Costs - 2nd Quarter 2025 Average Average Balance Rate    Demand, noninterest-bearing $ 1,146,494 Demand, interest-bearing 949,867 0.63 %   Savings and money market 1,313,054 2.51 %   Time deposits 243,100 3.37 %   ICS/CDARS - NMD and Time 965,492 2.47 %   Total interest-bearing 3,471,513 2.04 %   Total deposits 4,618,007 1.54%

Net Interest Drivers $3,350 $3,336 $3,380 $3,410 $3,492 $3,487 $3,535 5.39% 5.44% 5.49% 5.42% 5.53% 5.52% 5.64% Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Loans Held for Investment and Yield Loans HFI Yield $1,093 $1,041 $894 $842 $846 $948 $868 2.44% 2.42% 2.38% 2.27% 2.27% 2.61% 2.85% Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Securities Portfolio and FTE Yield Total Investments FTE Yield $4,378 $4,445 $4,445 $4,730 $4,820 $4,683 $4,627 1.43% 1.56% 1.75% 1.84% 1.66% 1.54% 1.54% Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Deposits and Cost Total Deposits Cost $3,086 $3,203 $3,259 $3,457 $3,606 $3,555 $3,476 1.98% 2.14% 2.35% 2.49% 2.23% 2.05% 2.04% Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Interest Bearing Deposits and Cost Interest Bearing Deposits Cost Balances period - end, dollars in millions 13 Earning asset yields continue to rise against the favorable deposit cost backdrop. This, combined with stabilizing levels of non - interest bearing deposits has helped bolster the NIM inflection

Consistent Returns to Shareholders Strong Dividends Stabilize Returns for Equity Holders Dividend Yield as of July 15, 2025: 5.0% $6.49 $6.57 $6.91 $7.46 $8.12 $8.41 $8.49 $0.26 $0.52 $0.52 $0.52 $0.52 $0.52 $0.26 2020 YTD Q2 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 YTD Q2 Tangible Book Value Per Share (1) and Dividends Tangible Book Value Per Share (1) Dividends 14 (1) This is a non - GAAP financial measure 5 years: TBV add - $2.00 Dividends: $2.60

Positioned for Continued Growth • Small to medium-sized business customer relationship focus in vibrant economic geography • Competitive loan and deposit/cash management products catering to businesses • Diversified specialty business units • Highly experienced management team throughout the company • Solid capital and liquidity management • 15.5% total capital ratio under the Basel III regulatory requirements at June 30, 2025 • 76.4% loan to deposit ratio at June 30, 2025 • Quarterly common dividend at $0.13 per share in the second quarter of 2025 • Excellent locations and markets with solid market share among community banks • 17 branch locations • San Jose-Sunnyvale-Santa Clara and San Francisco-Oakland-Berkeley MSA’s are first and second in the state of California with highest median household income and per capita income • The Bay Area counties the Bank operates in are ranked the highest in California for personal income 15

Long - Term Strategic Goals Drive Operating Leverage to enhance profitability Focus on high - quality loan and deposit growth Scale via organic growth and acquisitions to gain efficiency Grow non - interest income through best - in - class service levels Invest in talent and emerging technology A disciplined and strategic approach to delivering value long - term 16

For more information email: InvestorRelations@herbank.com Economic and Demographic data footnotes: (1) HBC ranks second amongst inde pendent community banks headquartered in t he Metropolitan Statistical Area (“MSA”) of San Francisco - Oakland - Fremont, CA and San J ose - Sunnyvale - Santa Clara, CA. Source: S&P Global Market Intelligence as of June 30, 2024. (2) San Francisco Bay Area refers to Alameda, Contra Costa, Marin, San Benito, San Francisco, San Mateo, and Santa Clara counties . S ource: FDIC, Summary of Deposits as of June 30, 20 24 (3) Source: U.S. Bureau of Economic Analysis. Data for the year ended December 31, 2023 (4) Source: U.S. Bureau of Economic Analysis. Data for the year ended December 31, 2023 (5) Source: California Employment Development Department 17

Reconciliation of Non - GAAP Financial Measures Appendix 18

Non - GAAP Measures – Earnings per Share 19 NET INCOME AND DILUTED EARNINGS PER SHARE (in $000’s, except per share amounts, unaudited)           2024   Reported net income (GAAP) $ 6,389 $ 11,626 $ 10,621 $ 10,507 $ 9,234 Add: pre-tax legal settlement and other charges 9,184 — — — — Less: related income taxes (2,618) — — — — Adjusted net income (non-GAAP) $ 12,955 $ 11,626 $ 10,621 $ 10,507 $ 9,234 Weighted average shares outstanding - diluted 61,624,600 61,708,361   61,679,735   61,546,157   61,438,088 Reported diluted earnings per share $ 0.10 $ 0.19 $ 0.17 $ 0.17 $ 0.15 Adjusted diluted earnings per share $ 0.21 $ 0.19 $ 0.17 $ 0.17 $ 0.15 2025 2025 2024 2024 For the Quarter Ended: June 30,  March 31,  December 31, September 30, June 30,

Non - GAAP Measures – Tangible Book Value per Share 20 TANGIBLE BOOK VALUE PER SHARE June 30, March 31, December 31, September 30, June 30, (in $000’s, unaudited) 2025 2025 2025 2024 2024 Capital components: Total equity (GAAP) $ 694,704 $ 696,190 $ 689,727 $ 685,352 $ 679,199 Less: preferred stock — — — — — Total common equity 694,704 696,190 689,727 685,352 679,199 Less: goodwill (167,631) (167,631) (167,631) (167,631) (167,631) Less: other intangible assets (5,532) (5,986) (6,439) (6,966) (7,521) Reported tangible common equity (non -GAAP) 521,541 522,573 515,657 510,755 504,047 Add: pre-tax legal settlement and other charges 9,184 — — — — Less: related income taxes (2,618) — — — — Adjusted tangible common equity (non -GAAP) $ 528,107 $ 522,573 $ 515,657 $ 510,755 $ 504,047 Common shares outstanding at period -end 61,446,763 61,611,121 61,348,095 61,297,344 61,292,094 Reported tangible book value per share (non -GAAP) $ 8.49 $ 8.48 $ 8.41 $ 8.33 $ 8.22 Adjusted tangible book value per share (non -GAAP) $ 8.59 $ 8.48 $ 8.41 $ 8.33 $ 8.22

Non - GAAP Measures – Return Measures 21 RETURN ON AVERAGE TANGIBLE COMMON EQUITY AND AVERAGE ASSETS (in $000’s, unaudited)           2024        Reported net income (GAAP) $ 6,389 $ 11,626 $ 10,621 $ 10,507 $ 9,234 Add: pre-tax legal settlement and other charges 9,184 — — — — Less: related income taxes (2,618) — — — — Adjusted net income (non-GAAP) $ 12,955 $ 11,626 $ 10,621 $ 10,507 $ 9,234 Average tangible common equity components: Average equity (GAAP) $ 697,016 $ 692,733 $ 686,263 $ 680,404 $ 675,108 Less: goodwill (167,631) (167,631) (167,631) (167,631) (167,631) Less: other intangible assets (5,817) (6,264) (6,770) (7,322) (7,867) Total average tangible common equity (non-GAAP) $ 523,568 $ 518,838 $ 511,862 $ 505,451 $ 499,610 Annualized return on average equity (GAAP) 3.68%   6.81%   6.16%   6.14%   5.50 %   Reported annualized return on average tangible common equity (non-GAAP) 4.89%   9.09%   8.25%   8.27%   7.43 %   Adjusted annualized return on average tangible common equity (non-GAAP) 9.92%   9.09%   8.25%   8.27%   7.43 %   Average assets (GAAP) $ 5,458,420 $ 5,559,896 $ 5,607,840 $ 5,352,067 $ 5,213,171 Reported annualized return on average assets (GAAP) 0.47%   0.85%   0.75%   0.78%   0.71 %   Adjusted annualized return on average assets (non-GAAP) 0.95%   0.85%   0.75%   0.78%   0.71 %   September 30, June 30,  2024 2024 For the Quarter Ended: June 30,  March 31,  December 31, 2025 2025

Non-GAAP Measures – Margin and PPNR

NET INTEREST INCOME AND NET INTEREST MARGIN (in $000's, unaudited)	For the Quarter Ended: June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Net interest income before credit losses on loans (GAAP)	$ 44,805	$ 43,360	$ 43,595	$ 39,329	$ 38,867
Tax-equivalent adjustment on securities - exempt from Federal tax	57	58	58	59	60
Net interest income, FTE (non-GAAP)	$ 44,862	$ 43,418	$ 43,653	$ 39,388	$ 38,927
Average balance of total interest earning assets	$ 5,087,089	$ 5,188,317	$ 5,235,986	$ 4,980,082	$ 4,840,670
Net interest margin (annualized net interest income divided by the average balance of total interest earnings assets) (GAAP)	3.53 %	3.39 %	3.31 %	3.14 %	3.23 %
Net interest margin, FTE (annualized net interest income, FTE, divided by the average balance of total earnings assets) (non-GAAP)	3.54 %	3.39 %	3.32 %	3.15 %	3.23 %

PRE-PROVISION NET REVENUE (in $000's, unaudited)	For the Quarter Ended: June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2025	June 30, 2024
Net interest income before credit losses on loans	$ 44,805	$ 43,360	$ 43,595	$ 39,329	$ 38,867
Noninterest income	2,977	2,696	2,775	2,826	2,864
Total revenue	47,782	46,056	46,370	$ 42,155	$ 41,731
Less: Noninterest expense	(38,335)	(29,456)	(30,304)	(27,555)	(28,188)
Reported PPNR (non-GAAP)	9,447	16,600	16,066	$ 14,600	$ 13,543
Add: pre-tax legal settlement and other charges	9,184	—	—	—	—
Adjusted PPNR (non-GAAP)	$ 18,631	$ 16,600	$ 16,066	$ 14,600	$ 13,543

HERITAGE COMMERCE CORP
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HERITAGE BANK OF COMMERCE